                                                                   EXHIBIT 20.1

                                                     EXHIBIT C

          FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-1


                         FIRST UNION DIRECT BANK, N.A.

                      ------------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      ------------------------------------

      The information which is required to be prepared with respect to the Distribution Date of March 15, 1999 and with respect to the performance of the Trust during the preceding Monthly Period.

      Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

      1   The amount of the current monthly distribution in
          respect of Class A Monthly Principal                            0
                                                               ------------

      2   The amount of the current monthly distribution in
          respect of Class B Monthly Principal                            0
                                                               ------------

      3   The amount of the current monthly distribution in
          respect of Collateral Monthly Principal                         0
                                                               ------------

      4   The amount of the current monthly distribution in
          RESPECT OF CLASS A MONTHLY INTEREST                     3,522,885
                                                               ------------

      5   The amount of the current monthly distribution in
          respect of Class A Deficiency Amounts                           0
                                                               ------------

      6   The amount of the current monthly distribution in
          respect of Class A Additional Interest                          0
                                                               ------------

      7   The amount of the current monthly distribution in
          RESPECT OF CLASS B MONTHLY INTEREST                       295,012
                                                               ------------

      8   The amount of the current monthly distribution in
          respect of Class B Deficiency Amounts                           0
                                                               ------------


      9   The amount of the current monthly distribution in
          respect of Class B Additional Interest                          0
                                                               ------------

      10  The amount of the current monthly distribution in
          RESPECT OF COLLATERAL MONTHLY INTEREST                    488,333
                                                               ------------


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

      11  The amount of the current monthly distribution in
          respect of any accrued and unpaid Collateral
          Monthly Interest                                                    0
                                                                  -------------

B.    Information Regarding the Performance of the Trust

      1   Collection of Principal Receivables

          (a) The aggregate amount of Principal Collections
              processed during the preceding Monthly Period
              which were allocated in respect of the
              Class A Certificates                                   90,413,384
                                                                  -------------

          (b) The aggregate amount of Principal Collections
              processed during the preceding Monthly Period
              which were allocated in respect of the
              Class B Certificates                                    7,397,485
                                                                  -------------

          (c) The aggregate amount of Principal Collections
              processed during the preceding Monthly Period
              which were allocated in respect of the
              Collateral Interest                                    11,781,141
                                                                  -------------

      2   Principal Receivables in the Trust

          (a) The aggregate amount of Principal
              Receivables in the Trust as of the end of the
              day on the last day of the preceding Monthly
              Period (ending Principal balance)                   1,985,733,515
                                                                  -------------

          (b) The amount of Principal Receivables in the
              Trust represented by the Investor Interest of
              Series 1996-1 as of the end of the day on the
              last day of the preceding Monthly Period            1,115,151,821
                                                                  -------------

          (c) The amount of Principal Receivables in the
              Trust represented by the Series 1996-1
              Adjusted Investor Interest as of the end of the
              day on the last day of the preceding Monthly
              Period                                              1,115,151,821
                                                                  -------------

          (d) The amount of Principal Receivables in the
              Trust represented by the Class A Investor
              Interest as of the end of the day on the last
              day of the preceding Monthly Period                   920,000,000
                                                                  -------------


          (e) The amount of Principal Receivables in the
              Trust represented by the Class A Adjusted
              Investor Interest as of the end of day on the
              last day of the preceding Monthly Period              920,000,000
                                                                  -------------

          (f) The amount of Principal Receivables in the
              Trust represented by the Class B Investor
              Interest as of the end of the day on the last
              day of the preceding Monthly Period                    75,273,000
                                                                 --------------

          (g) The amount of Principal Receivables in the
              Trust represented by the Collateral Interest as
              of the end of the day on the last day of the
              preceding Monthly Period                              119,878,821
                                                                 --------------

          (h) The Floating Investor Percentage with respect
              to the preceding Monthly Period                            54.92%
                                                                 --------------

          (i) The Class A Floating Allocation with respect
              to the preceding Monthly Period                            45.31%
                                                                 --------------

          (j) The Class B Floating Allocation with respect
              to the preceding Monthly Period                             3.71%
                                                                 --------------

          (k) The Collateral Floating Allocation with respect
              to the preceding Monthly Period                             5.90%
                                                                 --------------

          (l) The Fixed Investor Percentage with respect to
              the preceding Monthly Period                              N/A
                                                                 --------------

          (m) The Class A Fixed Allocation with respect to
              the preceding Monthly Period                              N/A
                                                                 --------------

          (n) The Class B Fixed Allocation with respect to
              the preceding Monthly Period                              N/A
                                                                 --------------

          (o) The Collateral Fixed Allocation with respect to           N/A
              the preceding Monthly Period
                                                                 --------------

      3   Rebate Accounts

          The aggregate amount of             Aggregate        Percentage of
          Receivables arising in               Account          Total Trust
          Rebate Accounts with respect         Balance          Receivables
          to the preceding Monthly Account    ---------        -------------
          Receivables                        65,493,003.37          3.17%
                                          --------------------------------

      4   Delinquent Balances

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the preceding Monthly Period:

                                       Aggregate     Percentage of
                                        Account          Total
                                        Balance       Receivables
                                        -------       -----------
          (a) 35 - 64 days:. . . .     26,981,303.73          1.31%
                                   --------------------------------
          (b) 65 - 94 days:. . . .     13,965,589.46          0.68%
                                   --------------------------------
          (c) 95 - 124 days:. . . .    11,729,734.73          0.57%
                                   --------------------------------
          (d) 125 - 154 days:. . .      9,938,052.35          0.48%
                                   --------------------------------
          (e) 155 - or more days: .     7,180,745.04          0.35%
                                   --------------------------------
                       Total           69,795,425.31          3.39%
                                   --------------------------------

      5   Credit Loss Amount (allocable to Series 1996-1)

          (a) The Aggregate Credit Loss Amount for
              the preceding Monthly Period                        4,892,441
                                                             --------------

          (b) The Class A Credit Loss Amount for
              the preceding Monthly Period                        4,036,263
                                                             --------------

          (c) The Class B Credit Loss Amount for
              the preceding Monthly Period                          330,241
                                                             --------------

          (d) The Collateral Credit Loss Amount for
              the preceding Monthly Period                          525,937
                                                             --------------

      6   Investor Charge Offs

          (a) The aggregate amount of Class A Investor
              Charge Offs for the preceding Monthly Period                0
                                                             --------------

          (b) The aggregate amount of Class A Investor
              Charge Offs set forth in 5(a) above per $1,000
              of original certificate principal amount                    0
                                                             --------------

          (c) The aggregate amount of Class B Investor
              Charge Offs for the preceding Monthly Period                0
                                                             --------------

          (d) The aggregate amount of Class B Investor
              Charge Offs set forth in 5(c) above per $1,000
              of original certificate principal amount                    0
                                                             --------------

          (e) The aggregate amount of Collateral
              Charge Offs for the preceding Monthly Period                0
                                                             --------------


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




          (f) The aggregate amount of Collateral Charge Offs
              set forth in 5(e) above per $1,000 of
              original certificate principal amount                       0
                                                             --------------

          (g) The aggregate amount of Class A Investor
              Charge Offs reimbursed on the Transfer Date
              immediately preceding this Distribution Date                0
                                                             --------------

          (h) The aggregate amount of Class A Investor
              Charge Offs set forth in 5(g) above per $1,000
              original certificate principal amount reimbursed
              on the Transfer Date immediately preceding
              this Distribution Date                                      0
                                                             --------------

          (i) The aggregate amount of Class B Investor
              Charge Offs reimbursed on the Transfer
              Date immediately preceding this Distribution
              Date                                                        0
                                                             --------------

          (j) The aggregate amount of Class B Investor
              Charge Offs set forth in 5(i) above per $1,000
              original certificate principal amount
              reimbursed on the Transfer Date
              immediately preceding this Distribution Date.               0
                                                             --------------

          (k) The aggregate amount of Collateral Charge
              Offs reimbursed on the Transfer Date
              immediately preceding this Distribution Date                0
                                                             --------------

          (l) The aggregate amount of Collateral Charge
              Offs set forth in 5(k) above per $1,000
              original certificate principal amount
              reimbursed on the Transfer Date
              immediately preceding this Distribution Date.               0
                                                             --------------

        7 Investor Servicing Fee -1.25% (allocable to Series 1996-1)

          (a) The amount of the Class A Servicing Fee
              payable by the Trust to the Servicer for the
              preceding Monthly Period                              958,333
                                                             --------------

          (b) The amount of the Class B Servicing Fee
              payable by the Trust to the Servicer for the
              preceding Monthly Period                               78,409
                                                             --------------

          (c) The amount of the Collateral Servicing Fee
              payable by the Trust to the Servicer for the
              preceding Monthly Period                              124,874
                                                             --------------

          (d) The amount of Servicer Interchange (.75%)  payable
              by the Trust to the Servicer for the preceding
              Monthly Period                                        696,970
                                                             --------------

      8   Reallocations

          (a) The amount of Reallocated Collateral
              Principal Collections with respect to this
              Distribution Date                                           0
                                                             --------------

          (b) The amount of Reallocated Class B
              Principal Collections with respect to this
              Distribution Date                                           0
                                                             --------------

          (c) The Collateral Balance as of the close of
              business on this Distribution Date                119,878,821
                                                             --------------

          (d) The Class B Investor Balance as of the close of
              business on this Distribution Date                 75,273,000
                                                             --------------

      9 Finance Charge Collections (minus Servicer Interchange) allocable to Series 1996-1

          (a) The aggregate amount of Collections of
              Finance Charge Receivables processed
              during the preceding Monthly Period which were
              allocated in respect of the Class A Certificates   16,794,750
                                                             --------------

          (b) The aggregate amount of Collections of
              Finance Charge Receivables processed
              during the preceding Monthly Period which were
              allocated in respect of the Class B Certificates    1,374,121
                                                             --------------

          (c) The aggregate amount of Collections of
              Finance Charge Receivable processed
              during the preceding Monthly Period which were
              allocated in respect of the Collateral Interest.    2,188,408
                                                             --------------

      10  Principal Funding Account

          (a) The principal amount on deposit in the
              Principal Funding Account on or before the
              Transfer Date of the preceding Monthly Period               0
                                                             --------------

          (b) The Accumulation Shortfall with respect to
              the preceding Monthly Period                                0
                                                             --------------


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


          (c) The Principal Funding Investment Proceeds
              deposited in the Finance Charge Account on
              or before the Transfer Date of the preceding
              Monthly Period                                              0
                                                             --------------

          (d) The amount of all or the portion of the
              Reserve Draw Amount deposited in the
              Finance Charge Account on or before the
              Transfer date of the preceding Monthly Period
              from the Reserve Account                                    0
                                                             --------------

      11  Reserve Draw Amount                                             0
                                                             --------------

      12  Available Funds [Finance Charge Collections minus
          Servicer Interchange]

          (a) The amount of Class A Available Funds on
              deposit in the Finance Charge Account on
              or before the Transfer Date of the preceding
              Monthly Period                                     16,794,750
                                                             --------------

          (b) The amount of Class B Available Funds on
              deposit in the Finance charge Account on
              or before the Transfer Date of the preceding
              Monthly Period                                      1,374,121
                                                             --------------


          (c) The amount of Collateral Available Funds on
              deposit in the Finance Charge Account on
              the preceding Transfer Date                         2,188,408
                                                             --------------

      13  Portfolio Yield (yield  minus charge offs)

          (a) The Portfolio Yield for the preceding Monthly
              Period                                                 17.39%
                                                             --------------

          (b) The Portfolio Adjusted Yield for the preceding
              Monthly Period                                          9.81%
                                                             --------------

C.    Floating Rate Determinations

      1   LIBOR for the Interest Period ending on this
          Distribution Date                                        4.93563%
                                                             --------------

      2   Number of days in this interest period                         27
                                                             --------------

      3   Interest Factor                                          0.46339%
                                                             --------------

D.    CUSIP Numbers
      1   Class A                                                 337365AA8
                                                             --------------
      2   Class B                                                 337365AB6
                                                             --------------


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